LEASE BETWEEN
                             INTERNATIONAL SOLUBLES
                                       AND
                            SUNCOR OF HEATHROW, LTD.
                                       FOR
                                   SPACE #262
                                       AT
                          MARKET SQUARE SHOPPING CENTER
                                HEATHROW, FLORIDA








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                                      LEASE


     THIS LEASE is made and entered into as of the 20th day of June, 2000, by and between SUNCOR OF HEATHROW, LTD., the address of which is 160 International Parkway, Suite 280, Heathrow, Florida 32746, (Landlord or Lessor) and INTERNATIONAL SOLUBLES CORPORATION, the address of which is 120 International Parkway, Suite 262, Heathrow, Florida 32746, (Tenant or Lessee).

                            ARTICLE I. GRANT AND TERM

     SECTION 1.01. LEASED PREMISES. Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, does hereby demise and lease unto Tenant, and Tenant hereby rents from Landlord, those certain premises in the retail development commonly known as Market Square Shopping Center (hereinafter referred to as "Shopping Center"), and having 2,293 square feet of floor area. Said development is shown on the site plan marked Exhibit "A" attached hereto and made a part hereof, such "Leased Premises" being cross-hatched thereon and known as Suite Number 262. The legal description of the Shopping Center is more particularly described on Exhibit "B" attached hereto and made a part hereof.

     The exterior walls and roof of the Leased Premises and the area beneath or above said premises are not demised hereunder and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the Leased Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the Shopping Cerrter are hereby reserved unto landlord.

     Tenant hereby agrees that it is leasing the premises in their as-is condition. Tenant, at its sole cost and expense, shall be responsible to complete any and all improvements or modifications necessary in order to make the premises ready for Tenants occupancy.

     SECTION 1.02. COMMENCEMENT AND ENDING DAY OF TERM. The term of this Lease shall commence on June 20, 2000 and continue thereafter on a month-to-month basis. Tenant or Landlord may terminate the Lease upon sixty (60) days prior written notice to the other of its intention to do so.

                        ARTICLE II. RENT AND OTBER CHARGES

     SECTION 2.01. MINIMUM RENT. (a) The minimum monthly rental shall be an amount equal to Two Thousand Eight Hundred Sixty-Six and 25/100 Dollars ($2,866.25).

     (b) The term "Lease Year" as used herein shall mean consecutive twelve (12) month periods commencing on the commenencement date (if such date falls on the first day of a calendar month) or on the first day of the calendar month following the commencement date (if the commencement date does not fall on the first day of a calendar month).

     (c) Should the term of this Lease cormmence on a day other than the first day of a calendar month, then the rental for such month shall be pro-rated upon a daily basis based upon a thirty (30) day calendar month.0

     SECTION 2.02. ADDITIONAL RENT. In addition to the minimum rent hereinabove provided, and commencing at the same time as the minimum rental obligation conunences hereunder, Tenant agrees to pay to Landlord additional rent as set forth below:

     (a) CAM. During the term of this lease, Tenant shall pay a pro-rata share of all the expenses incurred in connection with the operation and maintenance of the common areas of the Shopping Center, hereinafter referred to as "Tenant's CAM Tenant's share of the CAM shall be determined by the square footage leased by Tenant compared to the square footage of the Shopping Center. Initally, Tenant shall pay to Landlord $2.00 per square foot leased by Tenant per year in equal monthly installments, which amount shall be redited to Tenant's share of

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CAM.  Tenant shall also pay,  within  thirty (30) days of being billed for same, the difference between the amount paid by Tenant under this paragraph and Tenant's share of CAM for annual expcnses actually paid by Landlord. For the convenience of the Tenant, the monthly amount payable by Tenant under trust paragraph may be increased in the event of an increase in CAM costs payable by Landlord for the Shopping Center.

     (b) REAL ESTATE TAXES. During the term of this Lease, Tenant shall pay its pro-rata share of all annual real estate taxes assessed against the Shopping Center (hereinafter referred to as "Tenants Share of Taxes"). In the event that a portion of the Shopping Center is separately assessed for the purpose of billing real estate taxes directly to an anchor tenant, Tenant's Share of Taxes shall be determined by the square footage leased by Tenant compared to the square footage of that portion of the Shopping Center not separately assessed for the purpose of billing real estate taxes directly to an anchor tenant. Initially, Tenant shall pay to Landlord $1.00 per square foot leased by Tenant per year in equal monthly installments of, which amount shall be credited to Tenant's Share of Taxes, Tenant shall also pay, within thirty (30) days of being billed for same, the difference between the amount paid by Tenant under this paragraph and Ten=t's Share of Taxes of real estate taxes actually paid by Landlord. For the convenience of Tenant the monthly amount payable by Tenant under this paragraph may be increased in the event of an increase in real estate taxes payable by Landlord for the Shopping Center.

     (c) INSURANCE. During the term of this Lease, Tenant shall pay its pro-rata share of all annual insurance premiums billed for insurance coverage for the benefit of the Shopping Center (hereinafter referred to as "Tenant's Share of Insurance"). In the event an anchor tenant of the Shopping Center pays insurance premiums for its leased space directly to an insurance carrier. Tenant's Share of Insurance shall be determined by the square footage leased by Tenant compared to the square footage of that portion of the Shopping Center not leased to such anchor tenant. Initially, Tenant shall pay to Landlord $.25 per square foot leased by Tenant per year in equal monthly installments, which amount shall be credited to Tenant's Share of Insurance. Tenant shall also pay, within thirty
(30) days of being billed for same, the difference between the amount paid by Tenant under this paragraph and Tenant's Share of Insurance for annual insurance premiums actually paid by Landlord. For the convenience of Tenant, the monthly amount payable by Tenant under this paragraph may be increased in the event of an increase in insurance premiums payable by Landlord for the Shopping Center.

     SECTION 2.02.1. COMM0N AREA. (a) The term "common area", as used in the Lease, shall mean the parking areas, roadways, pedestrian sidewalks, truck ways, loading docks, delivery areas, landscaped areas, public bathroom and comfort stations and all other areas or improvements which may be provided by the Landlord for the convenience and use of the tenants of the Shopping Center, and their respective subtenants, agents, employees, customers, invites, and any other licensees of Landlord- The use and occupancy by the Tenant of the Leased Premises shall include the use, in common with all others to whom Landlord has granted or may hereafter grant rights to use the same, of the common areas located within the Shopping Center, and of such other facilities as may be designated from time to time, subject, however, to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord. Landlord may include the parking areas, roadways and landscaped areas located on property adjacent and contiguous to the Shopping Center in common areas. Tenant and its employees shall park their cars only in areas specifically designated from time to time by Landlord for that purpose. Automobile license numbers of employees' cars shall be furnished to Landlord upon Landlord's request. After giving Tenant no less than five (5) days prior written notice, Landlord may at any time, close temporarily any common area to make repairs or changes, to prevent the acquisition of public rights in such area or to discourage non-customer parkin; and may do such other acts in and to the common areas as in its judgment may be desirable to improve the convenience thereof. Landlord shall use its best efforts to interfere with Tenant's conduct of business.

     (b) Landlord reserves the right, from time to time, to utilize portions of the comxnon areas for outdoor shows, displays, the leasing of kiosks or such other uses which in Landlord's judgment tend to attract the public. Further, landlord reserves the right to utilize the lighting standards and other areas in the parking lot for advertising purposes.


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     SECTION 2.03,  UTILITY CHARGES.  Tenant shall be solely responsible for and promptly pay all charges for water, gas, heat, electricity, sewer and any other utility used upon or furnished to the Leased Premises. Utility deposits shall be the sole responsibility of the Tenant. If Landlord shall elect to supply any of the foregoing utilities used upon or furnished to the Leased Premises. Tenant agrees to purchase and pay for same as additional rent, within ten (10) days of the presentation by Landlord to Tenant of bills, therefore, at the applicable rates filed by the utility company serving the area with the proper regulatory authority and in effect from time to time covering such services. The obligation of the Tenant to pay for such utilities shall commence as of the date on which possession of the premises is delivered to Tenant.

     SECTION 2.04. TAXES ON TENANTS PROPERTY. Tenant shall be responsible for and shall pay before delinquency all municipal county, state and federal taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Tenant.

     SECTION 2.05. ADDITIONAL PAYMENTS. Tenant shall pay any and all sums of money or charges required to be paid by Tenant under this Lease promptly when the same are due, without any deductions or set-off whatsoever. All such amounts or charges shall be payable to Landlord at the place where the minimum rental is payable.

     SECTION 2.06. LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs, include, but are not limited to, processing and accounting charges and late charges which may be imposed upon Landlord by temis of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlords designee within ten (10) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount, plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall, in no event, constitute a waiver of Tenants default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     SECTION 2.07. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord shall accept such check or payment without prejudice to Landlords right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     SECTION 2-08. CALENDAR YEAR. The term "calendar year" as used in this Lease shall be deamed to mean a period of twelve (12) consecutive months from Januaxy 1 to December 31.

     SECTION 2.09- FURNISHING OF FINANCIAL STATEMENT. Upon Landlord's written request, Tenant and any guarantor(s) of this Lease shall promptly furnish Landlord, from time to time, financial statements reflecting Tenant's and guarantor's current financial condition.

                           ARTICLE III USE OF PREMISES
                        AND CONDUCT OF BUSINESS BY TENANT

         SECTION 3.01. USE OF PREMISES. Tenant shall use and occupy the Leased Premises durmg the continuance of this Lease for the purpose of general oflice, and for no other purpose or purposes without the prior written consent of Landlord.

         SECTION 3.02. CHANGE OF NANE. Tenant agrees (a) to operate the business in the Leased Premises under the name of International Solubles, and (b) not to change the advertised name or character of the business operated in the Leased



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Premises  without the prior written  approval of Landlord,  which approval shall not be unreasonably withheld, and (c) to refer to the Shopping Center as the Market Square Shopping Center in designating the location of the Leased Premises in all nenvspaper and other advertising and in all other references to the location of the Leased Prenuses.

     SECTION 3.03. SOLICITATION OF BUSINESS. Tenant and Tenants' employees and agents shall not solicit business in the parking or other conunon areas nor shall Tenant distribute any handbills or other advertising matter in the parking area or in other conunon areas-

     SECTION 3.04. OPERATON OF BUSINESS. Tenant agrees to operate one hundred percent (100%) of the Leased Premises during the entire term of this Lease unless prevented from doing so because of fire, accident or acts of God, and to conduct its business at all times in a high class and reputable manner, maintaing at all times a full staff of employees and a full and complete stock of merchandise. Tenant shall promptly comply with all laws and ordinances and lawful orders and regulations affecting the Premises hereby leased and the cleanliness, safety, occupancy and use of same. No auction, liquidation, going-out-of-business, fire or bankruptcy sales may be conducted in the Leased Premises without the prior written consent of Landlord. Tenant agrees that it operate and keep the leased Premises open for business for a minimum of five (5) days a week and from the hours of 8:00 a.m. to 5:00 p.m. each day and vall conduct such business in a lawful manner and in good faitk and will not do any act tending to injure the reputation of the Shopping Center.

     SECTION 3.05. CARE OF PREMISES. Tenant shall keep the Leased Premises (including the service areas adjacent thereto, show windows and signs) orderly, neat, safe and clean and free from rubbish and dirt at all times and shall store all trash and garbage at Tenant's expense. Tenant shall not burn any trash or garbage at any time in or about the Shopping Center. If Landlord shall provide any services or facilities for such pick up, then Tenant shall be obligated to use the same and shall pay a proportionate share of tile actual costs thereof within thirty (30) days after being billed therefore.

     SECTION 3.06. WASTE OR NUISANCE. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other Tenant in the building in which the Leased Premises may be located, or in the Shopping Center. Tenant shall not use or permit to be used, any medium that might constitute a nuisance, such as loud speakers, sound amplifiers, phonographs, radios, televisions or any other sound-producing device which will carry sound outside the Leased Premises. No flashiing light will be used without prior written approval by Landlord.

     SECTION 3.07. INSTALLATION BY TENANT. Tenant shall not make or cause to be made any alterations, additions or improvements to the Leased Premises, or install or cause to be installed any exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades, canopies or awnings or make any changes to the store front, mechanical, electrical or sprinkler systems without the prior written approval of Landlord. Tenant shall present to the landlord plans and specifications for such work at the time approval is sought.

     SECTION 3.08. REMOVAL BY TENANT. All alterations, decorations, additions and improvements made by Tenant shall be deemed to have attached to the leasehold and to have become the property of Landlord upon such attachment. Upon expiration of this Lease or any renewals hereof, the Tenant shall not remove any of such alterations, decorations, additions and improvements except trade flxtures installed by Tenant may be removed if all rents due herein are paid in full and Tenant is not otherwise in default hereunder and Tenant shall promptly remove same and repair any damage to the Leased Premises caused by such removal at the expiration or termination of the Lease. If Tenant is in default, Landlord shall have a lien on said fixtures as security against loss or damage resulting from any such default by Tenant and said fixtures shall not be removed by Tenant

     SECTION 3.09. SIGNS. Tenant will not place or cause to be placed or maintained any sign or advertising matter of any kind anywhere within the Shopping Center except in the interior of the Leased Premises without the pnor written approval of Landlord. Such consent shall not be unreasonably withheld. No installation change, alterations, or modification of any exterior sign shall be undertaken without Landlord's prior wntten approval. No symbol, design, name, mark or insignia



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adopted by the Landlord for the Shopping  Center shall be used without the prior written consent of Landlord. All signs located in the interior of any store shall be in good taste so as not to detract from the general appearance of the store and the Shopping Center. Tenant further agrees to maintain in good condition and repair at all times any such sign or advertising matter of any kind which has been approved by Landlord for use by Tenant

     SECTION 3.10. RULES AND REGULATIONS. Tenant agrees to comply with and observe all rules and regulations established by Landlord from time to time, provided the same are reasonable and shall apply uniformly to all tenants of the Shopping Center. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants. In the event such Rules and Regulations arc already in existence, they are attached hereto as Exhibit "D".

     SECTION 3.11. QUIET ENJOYMENT. Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions of Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the, Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease, and any mortgages to which this Lease is subordinate.

     SECTION 3.12. LOSS AND DAMAGE. The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the Premises adjacent to or connected with the Leased Premises or any part of the building of which the Leased Premises are a part, or for any loss or damage resulting to the Tenant or its property from bursting, stoppage or leaking water, gas, sewer or steam pipes or for any darnav within the Leased Premises from any cause whatsoever.

     SECTION 3.13. NOTICE BY TENANT. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Leased Premises or in the building of which the Leased Premises are a part or of defects therein or in any fixtures or equipment.

     SECTION 3.14. RIGHT OF ENTRY. Landlord or Landlords agent shall have the right to enter the Leased Premises at all reasonable times to examine the same and to show them to prospective purchasers or mortgagees of the Shopping Center, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Leased Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no ways abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business or otherwise.

     SECTION 3.15. CHANGES AND ADDITIONS. Landlord hereby reserves the right at any time, and from time to time, to make alterations or additions to, and to build additional stories on the building in which the Leased Premises are located and to build adjoining the same. Landlord also reserves the right at any time, and from time to time, to construct other buildings and improvements in the Shopping Center and to enlarge the Shopping Center, and to make alterations therein or additions therefore, and to build additional stories on any building or buildings within the Shopping Center, and to any building adjoining thereto and to construct decks or elevated parking facilities. The purpose of the attached site plan is to show the approximate location of the Leased Premises within the Shopping Center and Landlord reserves the right at any time to relocate the various buildings, parking areas and other common areas shown on said site plan Landlord shall, at all times, exercise such steps as am reasonable to minimize the interference with Tenant's continued business operation as usual.

     SECTION 3-16. RADON DISCLOSURE. Radon is a nayurally occurring radioactive gas that, when it has accumwated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit. landlord shall not be held responsible for any radon that may be found on or about the demised premises.



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     SECTION 3.17. HAZARDOUS SUBSTANCES.  The term "hazardous materials" as used in the Lease shall mean and refer to any pollutant, contaminant, toxic or hazardous waste (including, but not limited to, asbestos, Polychlorinated Biphenyls and petroleum products) or any other substance, the removal or remediation of which is required, or the generation, use or handling of which is restricted, prohibited, regulated or penalized by an "Environmental Laws", which term shall mean any federal, state or local law, rule, regulation or ordinance relating to pollution or protection of the environment or hereafter enacted,
including  but  not  limited  to,  the  Comprehensive   Environmental   Response
Compensating and Liability Act of 1980, the Resource Conservation and Recovery Act and the Superfumd Amendments and ReauthorLzation Act of 1986. Tenant hereby agrees that (i) the Leased Premises will at all times be operated in full compliance with the Environmental Laws; (ii) no activity will be conducted on the Leased Premises that will generate any hazardous materials except for activities that are part of the ordinary course of Tenant's business activities and which are specifically described in this Lease (the "Permitted Activities"), provided said activities have been approved in advance in writing by landlord and are conducted in accordance with all Environmental Laws and provided further that Tenant has fully disclosed to Landlord in writing the existence, extent and nature of any such hazardous materials which Tenant is legally authorized and empowered to maintain on, in or under the Leased Premises or to use in connection therewith, and provided further that Tenant has obtained and will maintain all licenses, permits and approvals required with respect thereto and is in full compliance with all the terms, conditions and requirements of such licenses, permits and approvals; (iii) the Leased Premises will not be used in any manner for the storage of any hazardous materials except for the temporary storage of such materials in accordance with applicable law that are used in the ordinary course of Tenant's business and which are described by quantities in
Schedule  "A"  attached  hereto  (the  "Permitted  Materials"),   provided  such
permitted materials are properly stored in a manner and location meeting all Enviromnental Laws and the same is approved in advance in writing by Landlord;
(iv) Tenant has not and will not mix or dispose of any hazardous materials on or within the Leased Premises; (v) Tenant will not install any underground tanks of any type within the Leased Premises or on any part of the property; (vi)Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance or a violation of any Environmental Law, (vii) Tenant will not permit any hazardous materials to be brought or found or located, the same shall be immediately removed by Tenant or caused to be removed by Tenant, with proper packaging, labeling, transportation and disposal and all required cleanup and remediation procedures shall be diligently undertaken by Tenant and at Tenant's sole cost and expense pursuant to all Environmental Laws. In additiom violation of any of the foregoing conditions shall be and constitute a default
under  this  Lease  entitling   Landlord  to  terminate  this  Lease.  Any  such
termination shall not, however, relieve Tenant of its obligations to comply with the terms of this provision regarding the removal of hazardous materials or of the indemnification provided herein. In addition, if Tenant fails to comply with any of the covenants of this subparagraph, or fails to comply with any Environmental Laws, Landlord, at Tenant's sole cost and expense, may immediately commence remedial action to restore the Leased Premises to all environmentally sound condition. Tenant agrees to immediately notify Landlord of (a) any significant release of hazardous materials, or other chemicals or substances; and (b) the receipt of any pertinent notices or communications from any governmental authority. Tenant further agrees to provide Landlord with a letter of certification from time to time upon the request of Landlord and on each anniversary of this Lease, certifying that Tenant has complied with all applicable errviromnental laws and requirements and the requirements of all applicable agencies and that no contamination has occurred or exists within the Leased Premises or on the property as a result of Tenants, activities, Without in anyway limiting the obligations of the Tenant, Landlord reserves the right to enter and inspect the Leased Premises and conduct any testing, samples, borings and analysis which Landlord, in its sole discretion, may deem necessary. Tenant further covenants and agrees that it shall not cause or allow any lien to be recorded against the Leased Premises as a consequence of, or in any way related to, the presence, remediation or disposal of any hazardous materials in or relating to the Lcased Premises or the property, or related in any way to the activities of Tenant, including any mechanics,' materialmans', suppliers' laborers' liens or any state, federal or local environmental liens relating to such matters.

     Tenant hereby agrees to indemnify and hold harmless Landlord from and against any and all



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losses,  costs,  damages,  claims,  penalties,  fines,  suits,  liabilities  and expenses, including cleanup costs, attorney fees, consultants or experts' fees and expenses of every kind and nature incurred or suffered by or asserted against Landlord directly or indirectly as a result of or on account of (i) the location on the Leased Premises or the property of any hazardous material, the storage of which or the exposure to which is prohibited, limited or regulated by any Environmental Law or any federal, state, county, regional or local governmental unit, agency or authority for which storage or exposure, even if not so prohibited, limited or regulated, may pose a hazard to the health and safety of the occupants of the property or to that of the owners or occupants of real property adjacent hereto, or (ii) the failure by Tenant to comply with any applicable Environmental Laws; or (iii) any warranty or representation made by Tenant in this paragraph being false or untrue in any material respect. Tenant's obligation hereunder shall not be limited to any extent by the term of this Lease, and, as to any act of occurrence prior to the expiration of the term hereof, whether terminated by Landlord or other expiration pursuant to the terms hereof and, as to any act or occurrence prior to the expiration of the term hereof which gives rise to liability hereunder, shall continue, survive or remain in full force and effect notwithstanding the expiration ofthe terms hereof.


(a) TENANTS' RESTRICTIONS - Tenant shall not cause or permit to occur:

(i) Any violation of any federal, state or local law, ordinance or regulation now or hereafter enacted, related to environmental conditions on, under or about the Premises or arising from Tenants use or occupancy of the Premises, including but not limited to, soil and ground and water conditions; or

(ii) The use, generation, release, manufacture, refining, production, processing, storage or disposal of any hazardous substance without Landlord's prior written consent, wlnch consent may be withdrawn, conditioned or modified by Landlord in its sole and absolute discretion in order to insure compliance with all applicable laws (herein defined), as such laws way be enacted or amended from time to time.

(b) ENVIRONMENTAL CLEAN-UP

(i) Tenant shall at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation or disposal of hazardous substance (the "Law").

(ii) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

(iii) Should any Authority or any third party demand a cleanup plan be prepared or undertaken because of any deposit, spill, discharge or other release of hazardous substances that occurs during the term of this Lease, at or from the Premises or which arises at any time from Tenants use or occupancy of the Premises, Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances and Tenant shall carry out all such cleanup plans.

(iv) Tenant shall promptly provide all information regarding the use, generation, storage, importation or disposal of hazardous substances required by Landlord. If Tenant fails to fulfill any duty imposed under this Paragraph within thirty (30) days following its request, Landlord may proceed with such efforts and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of thelaws to the Premises and Tenant's use thereof and for compliance therewith and Tenant shall execute all documents promptly upon Landlord's request and any expenses incurred by Landlord shall be payable by Tenant as Additional Rent. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Paragraph. Tenants' obligations and liabilities under this Paragraph shall survive the expiration of this Lease.

         TENANTS INDENMNITY.


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(i) Tenant shall indemnify,  defend and hold harmless  Landlord,  its respective
Officers, directors, beneficiaries, shareholders, partners, agents and employees from all fines, suits, procedures, claims, and activities of every kind and all costs associated therewith including attorneys' and consultants' fees, arising out of or in any way connected with any deposit, spill, discharge or hazardous substances that occur during the term of this Lease, at or from the Leased Premises which arises out of Tenant's use or occupancy of the Premises or from Tenant's failure to provide all information, niake all submissions and take all steps required by all Authorities under the Laws and all other environmental laws.

(ii) Tenant's obligation and liabilities under this Paragraph shall survive the expiration or other termination of this Lease.

                  ARTICLE IV. MAINTENANCE OF LEASED PREMISES

     SECTION 4.01. LANDLORDS OBLIGATIONS FOR MAINTENANCE. Landlord shall keep and maintain the foundation exterior walls, and roof of the building in which the Leased Premises are located and the structural portions of the Leased Premises which were originally installed by Landlord, exclusive of doors, door frames, door checks, windows, and exclusive of window frames located in exterior building walls, in good repair except that Landlord shall not be called upon to make such repairs occasioned by the act or negligence of Tenant, its agents, employees, invitees, licensees or contractors, except to the extent that Landlord is reimbursed therefore under any policy of insurance permiting waiver of subrogation in advance of loss. Landlord shall not be called upon to make any other improvements or repairs of any kind upon said premises and appurtenances, except as may be required under Articles X and XI hereof

           SECTION 4.02. TENANT'S OBLIGATIONS FOR MAINTENANCE.

     (a) Except as provided in Section 4.01 of this Lease, Tenant shall keep and maintain in good order, condition and repair (including replacement of parts and equipment, if necessary) the Leased Premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and intexior portion of all doors, door checks, windows, plate glass, store front, all plumbing and sewage facilities within the Leased Promises, all fixtures, heating, air conditioning, sprinkler and electrical systems which service the leased Premises, and all walls, floors and ceilings. Tenant, upon accepting the Leased Premises, will provide to Landlord a copy of a heating and air conditioning preventative maintenance contract from a certified contractor.

     (b) Tenant shall keep and maintain the Leased Premises in a clean, sanitary and safe condition in accordance with the laws of the State of Florida and in accordance with all directions, rules and regulatins of health officer, fire marshal, building inspector, or other proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of law, ordinance and otherwise, affecting the Leased Premises. If Tenant refuses or neglects to commence and to complete repairs promptly and adequately, Landlord may, but shall not be required to, make and complete said repairs and Tenant shall pay the cost thereof to Landlord upon demand. At the time of the expiration of the tenancy created herein, Tenant shall surrender the Leased Premises in good condition, reasonable wear and tear, loss by fire or other unavoidable casualty excepted.

     (c) Tenant shall keep and maintain the Leased Premises and all other parts of the Shopping Center free from any and all liens arising out of any work performed, materials fumished or obligations incurred by or for Tenant, and agrees to bond against or discharge any mechanics or materialmaws lien within thirty (30) days after written request therefore by Landlord. Tenant shall reimburse Landlord for any and all costs and expenses which may be incurred by Landlord by reason of the filing of any such liens and/or the removal of same such reimbursement to be made within thirty (30) days after receipt by Tenant from landlord of a statement setting forth the amount of such costs and expenses. The failure of Tenant to pay any such amount to Landlord within said thirty (30) day period shall carry with it the same consequences as failure to pay any installment of rental. In no event shall the interest of landlord in all or any part of the Premises or the building be subjert to any mechanics', materialmen's, laborers' or other statutory or common law lien for improvements or work made or done by or at the instance of Tenant, whether or not the same



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shall be made or done with the consent of Landlord or by the  agreement  between
Tenant and Landlord. All persons dealing with or contracting with Tenant or any contractor of Tenant are hereby put on notice of the foregoing provision.

                     ARTICLE V. ASSIGNMENT AND SUBLETTING

     SECTION 5.01. ASSIGNMENT AND SUBLETING. (a) Tenant shall not assign this Lease, sublet all or any part of the Leased Premises or otherwise transfer its interest in the Lease without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In no event shall any assignment or sublease of the Leased Premises release or relieve Tenant or any Guarantor of this Lease from any of their obligations under this Lease, and they shall remain liable under the Lease as though no assignment or sublease had taken place.

     (b) If, at any time, during the term of this Lease, any part or all of its outstanding voting stock, if Tenant is a corporation, or any interest in the partnership, if Tenant is a partnership, shall be transferred by sale, assignment, bequest, inheritance, operation of law or other dispositions so as to result in a change in the present effective voting control of Tenant by the person or persons owning a majority of said outstanding voting stock or a majority interest in the partnership, as the case may be, on the date of this Lease, then such event shall constitute an assignment for the purposes of this Lease.

     (c) In the case of any permitted assignment or sublease, any proposed assignee or subtenant of Tenant shall assume Tenants obligations hereunder and deliver to Landlord an assumption agreement in form satisfactory to Landlord at least ten (1O) days prior to the effective date of the assignment. The consent by Landlord to an assignment or subletting and the assumption of Tenant's obligations by an approved assignee shall not in any way be construed to relieve Tenant or any other occupant of the Leased Premises from obtaining the express written consent of Landlord to any further assignment or subletting.

     (d) Tenant shall pay to Landlord, Landlord's administrative costs, overhead and attorneys' fees incurred, in connection with such assignment or subletting. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of the Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises.

                        ARTICLE VI. INSURANCE, INDEMNITY

     SECTION 6.01. LIABILITY INSURANCE. Tenant shall, during the entire term hereof, keep in full force and effect, a policy, of public liability and property damage insurance with respect to the Leased Premises; and the business operated by Tenant and any subtenants of Tenant in the Leased Premises including steam boiler insurance, if Applicable, in which the limits of public liability shall be not less than $1,000,000.00 per person and $1,000,000.00 for more than one person in any one accident and in which the limit of property damage liability shall not be less than $100,000.00. The policy shall name Landlord or any other parties in interest designated by Landlord as additional insured(s) and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord thirty (30) days prior written notice. Such insurance may be furnished by Tenant under any blanket policy carried by it or under a separate policy therefore. A copy of the paid-up policy evidencing such insurance or a certificate of insurer ccxfifying to the issuance of such policy shall be delivered to Iandlord prior to commencement of term of this Lease and upon renewals not less than thirty (30) days prior to the expiration of such coverage.

     SECTION 6.02. PROPERTY INSURANCE. (a) Landlord agrees, during the term hereof, to carry insurance against fire, vandalism, malicious mischief and such other perils as are from time to time included in a standard extended coverage endorsement.

     (b) Tenant agrees to carry, at its expense, insurance against fire, vandalism, malicious mischiefs and such other perils as are from time to time included in a standard extended coverage endorsement, insuring Tenant's merchandise, trade fixtures, furnishishings, equipment and all other items of personal property of Tenant located on or within the Leased Premises, in an amount equal to not less than eighty percent (80%) of the actual replacement costs thereof and to furnish Landlord with a certificate evidencing such coverage.

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     (c) Tenant  shall not carry any stock of goods or do  anything in or about the Leased Premises which will in any way tend to increase the insurance rates on said premises and/or the building of which they are a part. If Tenant installs any electrical equipment that overloads the lines in the Leased Premises, Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction.

     SECTION 6.03. COVENANT TO HOLD HARMLESS. Tenant will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property, arising from or out of any occurrences in, upon or at the Leased Premises, provided, however, that Tenant shall not indemnify Landlord against the acts and/or omissions of Landlord, its agents, employees, invitees, licensees or contractors. For the purpose hereof, the Leased Premises shall include the service areas adjoining the same and the loading platform area allocated to the use of the Tenant. In case Landlord shall be made a party to any litigation conunenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation.

                    ARTICLE VII. ESTOPPEL LETTER, ATTORNMENT
                               AND SUBORDINATION

     SECTION 7.01. ESTOPPEL LETTER. Tenant agrees within ten (10) days after receipt of written request therefore by Landlord to execute in recordable form and deliver to Landlord a statement, in writing, certifying among other items required by Landiord or third parties, (a) that this Lease is in full force and effect, (b) the date of commencement of the term of this Lease, (c) that rent is paid currently without any offset or defense thereto, (d) the amount of rent, if any, paid in advance, and (e) that there are no uncured defaults by Landlord or stating those claimed by Tenant, provided that, in fact such facts are accurate and ascertainable.

     SECTION 7.02. ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Leased Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

     SECTION 7.03. SUBORDINATION. Tenant agrees that this Lease shall, at the request of the Landlord, be subordinate to all mortgages or deeds of trust that may hereafter be placed upon said premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Tenant also agrees that any mortgagee or trustee may elect to have the Lease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior to the said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust Tenant agrees, that upon request of Landlord, any mortgagee or any trustee it shall execute whatever instruments may be required to carry out the intent of this Section.

     SECTION 7.04. REMIDIES. Upon failure of the Tenant to execute any of the above instruments within fifteen (15) days of written request to do so by Landlord, Tenant hereby irrevocably appoints Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments.

                      ARTICLE VIII BANKRUPTCY OR INSOLVENCY

     SECTION 8.01. TENANT'S INTEREST NOT TRANSFERABLE. Neither this Lease, nor any interest therein nor any estate thereby created shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation by law.


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     SECITON 8.02. TENANT'S OBLIGATION TO AVOID CREDITORS'PROCEEDINGS. Tenant or
Tenant's Guarantor, if any, shall not cause or give cause for the institution of legal proceedings seeking to have Tenant or Tenant's Guarantor, if any, adjudicated bankrupt, reorganized or rearranged under the bankruptcy laws of the United States, and shall not cause or give cause for the appointment of a trustee or receiver for the assets of Tenant or Tenant's Guarantor, if any, and shall not make any assignment for the benefit of creditors or become or be adjudicated insolvent. The allowance of any petition under the bankruptcy law, or the appointment of a trustee or receiver of Tenant or Tenant's Guarantor, if any, or its assets, shall be conclusive evidence that Tenant caused, or gave cause therefore, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. In the event the estate created hereby shall be taken in execution or by other process of law, or if Tenant or Tenant's Guarantor, if any, shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy act, or if a receiver or trustee of the property of Tenant or Tenant's Guarantor, if any, shall be appointed by reason of the insolvency or inability of Tenant or Tenant's Guarantor, if any, to pay its debts or if any assignment shall be made of the property of Tenant or Tenant's Guarantor, if any, for the benefits of creditors, then and in any such events, Lanord may at its option terminate this lease and all rights of Tenant hereunder, by giving to Tenant notice in writing of the election of Landlord to so terminate.

     SECTION 8.03. UNENFORCEABILITY. In the event any of the provisions of fts Article are unenforceable under applicable bankruptcy laws, Landlord shall be entitled to exercise any and all remedies available to Landlord pursuant to such laws.

                       ARTICLE IX. DEFAULT OF THE TENANT

     SECTION 9.01. LANDLORD'S RIGHTS UPON DEFAULT. In the event Tenant fails to pay any rental or other charges due hereunder, or in the event Tenant fails to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant, or if Tenant shall abandon the Leased Premises, or permit this Lease to be taken under any writ of execution, each of said events shall constitute a default of Tenant. Tenant shall have thirty (30) days after written notice of default, other than any default in the payment of any monetary obligations, within which to cure the same or failing to cure, the Landlord, besides other rights or remedies it may have, shall have any and all ofthe following rights:

     (a) To re-enter and remove all persons and property from the Leased Premises, and such property rnay be removed and stored in public warehouse or elsewhere at the cost of and for the account of Tenant, all with service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby Landlord's entry into the Leased Premises shall not be construed a termination of this lease, and this Lease may not be terminated in the event of default except by a written instrument posted by Landlord on the entrance to the Leased Premises.

     (b) Terminate the Lease and relet the Leased Premises for account of the Landlord or in the sole discretion of Landlord, relet the Leased Premises for the account of the Tenant without such termination. In the event that the Leased Premises are let for the account of the Tenant, Tenant shall continue to be liable for the deficiency between the sums actually received by Landlord as a result of such letting and the sum that would be due for the same period from Tenant according to the terms of this Lease.

     SECTION 9.02. RIGHT TO RELET. Should landlord elect to re-enter, as herein provided or should it take possession pumuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of the Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rentals and other sums received by Landlord from such relctting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to landlord; second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees and attorneys' fees and of


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costs of such  alterations and repairs;  third, to the paynent of rent and other charges due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals and other sums received from such reletting during any month be less than that to be Paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amounts shall be payable monthly from Tenant to Landlord. In determining the rent which would be payable by Tenant thereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average
annual  minimum  and  percentage   rents,  if  any,  paid  by  Tenant  from  the
commencement  of the term to the time of default,  or during the preceding three
(3) fial calendar years, whichever period is shorter.

     SECTION 9.03. LEGAL EXPENSES. In the event that it shall become necessary for either Landlord or Tenant to employ the services of attorneys to enforce any of their respective rights under this Lease or to collect any sums due to them under this Lease or to remedy the breach of any covenant of this Lease on the part of the other to be kept or performed, the non-prevailing party (Tenant or Landlord as the case may be) shall pay to the prevailing party's attorneys for such services at all trial and appellate levels and post judgment proceedings and such prevailing party shall also have and recover from the non-prevailing party (Landlord or Tenant as the case may be) all other costs and expenses of such suit and any appeal thereof or with respect to any post judgment proceedings.

     SECTION 9.04. SECURITY DEPOSIT. The Landlord herewith acknowledges receipt of Three Thousand Seven Hundred Thirty-one and 38/100 Dollars ($3,731.38) which it is to retain as security for the payment of rent (whether accrued or to accrue and whether becoming due before or after termination of this Lease) and for the faithful performance of all covenants, conditions and agreements of this Lease, but in no event shall the Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for the Tenant's failure to perform the said covenants, conditions and agreements; the Landlord may so apply the security, at its option and the Landlord's right to the possession of the Leased Premises for nonpayment of rent or for any other reason shall not in any event be affected by reason of the fact that Landlord holds this security. The said sum, if not applied toward the payment of rent in arrears or toward payment of damages suffered by the Landlord by reason of the Tenant's breach of the covenants, conditions and agreements of this Lease shall be returned to the Tenant without interest within thirty (30) days after Tenant has vacated the premises and delivered possession to the landlord and Landlord has accepted same. In the event that the Landlord retakes possession of the Leased Premises because of the Tenant's default or because of Tenant's failure to carry ouit the covenants, conditions and agreements of this Lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach.

     SECTION 9.05. CUMULATIVE REMEDIES. The rights and remedies given to LaNdlord by this Lease shall be deemed to be cumulative and in addition to such other rights and remedies as may be prescribed under the laws of the jurisdiction where the Leased Premises are situated, and no one of such rights and remedies shall be exclusive at law or in equity of the right and remedies which Landlord might otherwise have by virtue of a default under its Lease, and the exercise of one such right or remedy by Landlord shall not impair Landlords standing to exercise any other right or remedy.

                    ARTICLE X. DESTRUCTION OF LEASED PREMISES

     SECTION 10.01. RECONSTRUCTION OF DAMAGED PREMISES, In the event the Leased Premises shall be partially or totally destroyed by fire or other casualty


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insured under the insurance  carried by Landlord  pursuant to this Lease,  as to become partially or totally imtenantable, the damage to the Leased Premises shall be promptly repaired by Landlord, unless Landlord shall elect not to build as hereinafter provided, and a just and proportionate part of the fixed minimum rental and all other charges shall be abated until so repaired. In no event shall Landlord be required to repair or replace Tenant's merchandise, trade fixtures, furnishings or equipment. If more than thirty-five percent (35%) of the Leased Premises or more than thirty-five percent (35%) of the floor area of the building in which the leased Premises are located shall be destroyed by fire or other casualty, or if, during the last one (1) year of the term hereof, more than twenty-five percent (25%) of the Leased Premises or of the floor area of the building in which the Leased Premises are located shall be damaged or destroyed by fire or other casualty, then Landlord may elect either to repair or rebuild the Leased Premises or the building of which the Leased Premises are a part, as the case may be, or to terminate this by giving written notice to Tenant of its election to so terminate, such notice to be given within ninety
(90) days after the occurrence of such damage or destruction. If Landlord is required or elects to repair or rebuild the Leased Premises as herein provided, Tenant shall repair or replace its merchandise, trade fixtures, furnishing and equipment in a manner and to at least a condition equal to that prior to its damage or destruction.

     SECTION 10.02. WAIVER OF SUBROGATION. Eacb party hereto does hereby remise, release and discharge the other party hereto and any officer, agent, employee or representative of such party, of and from any liability whatsoever hereafter arising from loss, damage, or injury caused by fire or other casualty for such insurance (permitting waiver of liability and containing a waiver of subrogation) is carried by the injured party at the time of such loss, damage or injury to the extent of any recovery by the injured party under such insurance.

     SECTION 10.03. FLOOR AREA "Floor Area" as used in this Lease means with respect to the Leased Premises and with respect to each store area separately leased, the number of square feet of floor space on all floor levels in the Leased Premises, including any mezzanine space, measured from the exterior faces of exterior walls, store fronts, corridors and service areas, and the center line of party walls. No deduction or exclusion from floor area shall be made by reason of columns, stairs, shafts or other interior construction or equipment.

                           ARTICLE XI. EMINENT DOMIAIN

     SECTION 11.01. TOTAL CONDENINATION OF LEASED PREMISES. If the whole of the Leased Premises shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and the rent shall be paid up to that day with proportionate refund by Landlord of such rent as may bave been paid in advance for a period subsequent to the date of the takings.

     SECTION 11.02. PARTIAL CONDEMNATION. If any part of the Leased Premises shall be taken under eminent domain, or if less than the whole but more than forty percent (40%) of the common areas shall be taken under eminent domai Landlord and Tenant shall each have the right to terminate this lease and declare the some null and void, by written notice of such intention to the other party within ten (10) days after such taking. In the event neither party exerrcises said right of termination, the Lease shall cease only on the part so taken as of the day possession shall be taken by such public authority and Tenant shall pay rent up to that day, with appropriate rcflmd by landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking, and thereafter all the terms herein provided shall continue in effect, except that the fixed minimum annual rental shall be reduced in proportion to the amount of the Leased Premises taken and Landlord shall, at its own cost and expense, make all the necessary repairs or alterations to the basic building as originally installed by Landlord, so as to constitute the remaining Leased Premises a complete architectural unit. In the event neither party has the right to terminate the Lease, as provided above, then the provisions of this Lease shall remain in full force and effect.

     SECTION 11.03. LANDLORD'S AND TENANT'S DAMAGES. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the leased Premises, shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for diminution in value to the Leasehold or to the fee of the Premises and Tenant hereby waives all rights it may have to an award for the value of its leasehold hereunder,



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provided,  however,  that Landlord  shall not be entitled to the award made for depreciation to, and cost of removal of Tenaufs stock and fixtures.

                           ARTICLE XII. MISCELLANEOUS

     SECTION 12.01. WAIVER. One or more waivers of any covenant or condition by Landord shall not be construed as a waiver or subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing and signed by Landlord.

     SECTION 12.02. ENTIRE AGREEMENT. This Lease and the Exhibits and Addenda, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. No alteration amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

     SECTION 12.03. INTERPRETATION AND USE OF PRONOUNS. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor, any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and Tenant. Whenever herein the singular number is used, and the same shall include the plural, and the masculine gender shall include the feminine and neuter genders.

     SECTION 12.04. DELAYS. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The party entitled to such extension hereunder shall give written notice as soon as possible to the other party hereto of its claim of right to such extension and the reason(s) therefore. The provisions of this Section shall not operate to excuse Tenant from prompt payment of rent, or any other payments required by the terms of this Lease.

     SECTION 12.05. NOTICES. Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be sent by United States certified mail, return receipt requested, postage prepaid and shall be addressed (a) if to Landlord, at the address first hereinabove given, or at such other address as Landlord may designate by written notice, and (b) if to Tenant, at the address first bereinabove given, or at such other address as Tenant shall designate by written notice. All lease payments shall be directed to Landlord at the address first hereinabove given.


     SECTION 12.06. CAPTIONS AND SECTION NUMBERS. The captions, section numbers and article numbers, appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease, nor in any way affeot this Lease.


     SECTION 12.07- BROKERS COMMISSION. Each of the parties represents and warrants that there are no claims for brokerage commissions in connection with the execution of this Lease, except by Suncor Properties, Inc., who is the agent and representative of Landlord. Each of the parties agrees to indemnify the other against and hold it harmless from all liabilities arising from any such claim including without limitation, the cost of counsel fees in connection therewith).



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     SECTION  12.08.  RECORDING.  Tenant shall not record this Lease without the written consent of Landlord, however, upon the request of either party hereto, the other party shall join in the execution of a memorandum or so-called "Short-form" of this Lease for the purposes of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises, the terim of this Lease, any special provisions, shall provide that the interest of the Landlord shall not be subject to liens for improvements made by the Tenant, and shall incorporate this Lease by reformce.

     SECTION 12.09. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer or transfers of Landlord's interest in the Leased Premises, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer.

     SECTION 12.10. LIABILITY OF LANDLORD. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlords part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Shopping Center and out of rents or other income from such property receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Shopping Center, and neither Landlord nor any of the co-partners comprising the partnership which is the Landlord herein shall be liable for any deficiency. The interest of the Landlord shall not be subject to liens for improvements made by the Tenant.

     SECTION 12.11. EXECUTION OF LEASE. The submission of this lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease shall became effective as a lease only upon execution and delivery thereof by Landlord.

     SECTTON 12.12. LAWS. This Lease shall be governed by, and construed in accordance with the laws of the state in which the Shopping Center property is located. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by the Law.

     SECTION 12.13. HOLDING OVER. Any holding over after the expiration of the term hereof with the consent of the Landlord, shall be construed to be a tenancy from month-to-month (at the monthly minimum rental herein specified), and shall otherwise be on the same terms and conditions herein specified so far as applicable.

     SECTION 12.14. SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators. successors, and assigns of the said parties; and if there shall be more than one Tenant, they shall be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by landlord in writing as provided for herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of The day and year first above written.

    In the Presence of:            LANDLORD: SUNCOR OF HEATHROW, LTD,
                                   By: Suncor of Heathrow, Inc., General Partner


/s/ Tammy Sundstrom                By:  /s/
--------------------               ------------------------------
                                   TENANT:  INTERNATIONAL SOLUBLES

/s/ Tammy Sundstrom                By: /s/ L. Henry Sarmlento
--------------------               ------------------------------


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                                    GUARANTY


         In consideration of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, including the execution of the attached Lease, and the extension of credit, from time to time, by Landlord to Tenant and as an inducement to Landlord to enter into said Lease, which Lease shall personally benefit the undersigned, the undersigned and each of them jointly and severally guarantee the due payment and performance by said Tenant of all monies to be paid, and all things to be done, pursuant to each and every condition md covenant contained in said Lease, including attorneys' fees due under said Lease or incurred in the enforcement of this Guaranty, The undersigned agree that their liability hereunder is direct and conditional and may be enforced without requiring Landlord to resort to any other right, remedy or security. This Guaranty and all guarantors herein are their joint and several, original and separate undertakings made without reference to performance by Tenant, and the guarantors covenant and agree that this Guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this Lease Without any requirement of notice to or consent from the guarantors.

                         Dated this 25 day of July, 2000

                               L. Henry Sarmlento
                         -------------------------------







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